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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 8, 2005
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                                 Accessity Corp.
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             (Exact name of registrant as specified in its charter)


          New York                      0-21467                  11-2750412
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                  3200 University Drive, Suite 201
                          Coral Springs, FL                   33065
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               (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code  (954) 752-6161
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                          12514 West Atlantic Boulevard
                             Coral Springs, FL 33071
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

The Company received a Nasdaq Staff Determination dated February 7, 2005, received via facsimile after business hours on February 7, 2005, indicating that the Company had failed to meet the annual meeting requirement as set forth in Nasdaq Marketplace Rule 4350(e) and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. The Company will request a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination which will stay the delisting process. It is anticipated that the hearing before Nasdaq will be scheduled after the February 28, 2005 Annual Meeting of Shareholders and therefore it is anticipated that the basis for the delisting proceeding will become moot.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)         List of Exhibits

     99.1        Press Release dated February 11, 2005 entitled:

                 "ACCESSITY OBTAINS SUFFICIENT VOTES TO PASS ALL PROPOSALS RELATED TO THE SHARE EXCHANGE TRANSACTION IN ANTICIPATION OF ITS FEBRUARY 28, 2005 ANNUAL MEETING

                 NASDAQ PROVIDES COMPANY DELISTING NOTICE FOR FAILURE TO HOLD ITS ANNUAL MEETING ON A TIMELY BASIS AND COMPANY INTENDS TO APPEAL DETERMINATION AND STAY PROCEEDINGS."










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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Accessity Corp.

                                    By: /s/ Barry Siegel
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                                        Name:  Barry Siegel
                                        Title:  Chairman of the Board, President
                                        and Chief Executive Officer




Date: February 14, 2005




















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                                INDEX OF EXHIBITS


99.1  Press Release dated February 11, 2005 entitled:

      "ACCESSITY OBTAINS SUFFICIENT VOTES TO PASS ALL PROPOSALS RELATED TO THE SHARE EXCHANGE TRANSACTION IN ANTICIPATION OF ITS FEBRUARY 28, 2005 ANNUAL MEETING

      NASDAQ PROVIDES COMPANY DELISTING NOTICE FOR FAILURE TO HOLD ITS ANNUAL MEETING ON A TIMELY BASIS AND COMPANY INTENDS TO APPEAL DETERMINATION AND STAY PROCEEDINGS."





















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